Exhibit 24(b)(4)(i)

                          OPPENHEIMER GLOBAL FUND
                 Class A Share Certificate (8-1/2" x 11")


I.   FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4"
                          x 10-3/4" decorative border, 5/16" wide)

               (upper left corner, box with heading: NUMBER [of shares]

               (upper right corner)  [share certificate no.] XX-000000

               (upper right box, Class A SHARES
               below cert. no.)

               (centered
               below boxes)  OPPENHEIMER GLOBAL FUND

               A MASSACHUSETTS BUSINESS TRUST

     (at left) THIS IS TO CERTIFY THAT         (at right) SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

                                               (box with number)
                                               CUSIP 683924104

     (at left)     is the owner of

     (centered)      FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST OF

                     OPPENHEIMER GLOBAL FUND

               (hereinafter called the "Fund"), transferable only on the books of the Fund By the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

               WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

               (at left                 Dated:           (at right
               of seal)                                   of seal)
               (signature)                               (signature)

          /s/ George C. Bowen                  /s/ Bridget A. Macaskill
          _______________________              ___________________
          TREASURER                            PRESIDENT



                           (centered at bottom)
                      1-1/2" diameter facsimile seal
                               with legend

                          OPPENHEIMER GLOBAL FUND
                                   SEAL
                                   1986
                       COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                        Countersigned
                                    OPPENHEIMER SHAREHOLDER SERVICES
                                    [A DIVISION OF OPPENHEIMER MANAGEMENT
                                          CORPORATION]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                               (Cust)                          (Minor)

                               UNDER UGMA/UTMA ___________________
                                               (State)


Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)





_______________________________________________________________________
(Please print or type name and address of assignee)

______________________________________________________

________________________________________________Class A Shares of
beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                               Signed: __________________________

                                    ___________________________________
                                    (Both must sign if joint owners)

                               Signature(s) __________________________
                               guaranteed      Name of Guarantor
                               by:           _____________________________
                                               Signature of
                                               Officer/Title

(text printed             NOTICE: The signature(s) to this assignment must
vertically to right       correspond with the name(s) as written upon the
of above paragraph)       face of the certificate in every particular
                          without alteration or enlargement or any change whatever.

(text printed in          Signatures must be guaranteed by a financial
box to left of            institution of the type described in the current
signature(s))             prospectus of the Fund.

PLEASE NOTE: This document contains a watermark          OppenheimerFunds
when viewed at an angle.  It is invalid without this     "four hands"
watermark:                                               logotype



______________________________________________________
        THIS SPACE MUST NOT BE COVERED IN ANY WAY


CERTIFIC\330CERTA